As filed with the Securities and Exchange Commission on June 20, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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ETFIS SERIES TRUST I

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Joint Proxy Statement

June 20, 2017

Important Voting Information Inside

ETFis Series Trust I

BioShares Biotechnology Products Fund (BBP)

BioShares Biotechnology Clinical Trials Fund (BBC)

Please vote immediately!

You can vote through the internet, by telephone, or

by mail. Details on voting can be found on

your proxy card.

ETFis Series Trust I

1540 Broadway

New York, NY 10036

JOINT SPECIAL MEETING OF SHAREHOLDERS

ETFis Series Trust I

June 20, 2017

Dear Shareholder:

You are cordially invited to attend a Joint Special Meeting of Shareholders (the “Meeting”) of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), each a series of ETFis Series Trust I (the “Trust”), to be held at 4:00 p.m., Eastern time, on July 31, 2017 at the offices of the Trust at 1540 Broadway, 16th Floor, New York, New York 10036. Formal notice of the Meeting appears after this letter, followed by a Joint Proxy Statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided, or by voting by telephone or through the Internet at your earliest convenience using the instructions provided in your materials.

The Meeting is being called by the Board of Trustees of the Trust (the “Board”) for shareholders to approve a new amended and restated investment advisory agreement (the “New Advisory Agreement”) with the Funds’ current investment adviser, Virtus ETF Advisers LLC (the “Adviser”), under which the Adviser will become responsible for the day-to-day management of each Fund’s portfolio. The Board is also soliciting the recommendation of the Funds’ shareholders on whether to change the listing exchange for the Funds from The NASDAQ Stock Market (“NASDAQ”) to NYSE Arca (“NYSE”). The Board unanimously recommends that shareholders vote “FOR” each proposal.

LifeSci Index Partners, LLC (“LifeSci”) currently serves as each Fund’s sub-adviser, and is currently responsible for the day-to-day management of each Fund’s portfolio. The Adviser and LifeSci have proposed to the Board a restructuring of the Funds’ investment advisory arrangements, in which the Adviser would perform all activities and responsibilities currently being performed by LifeSci, including the day-to-day management of the Funds’ portfolios, at a lower overall management fee rate than is currently being paid by the Funds. LifeSci would no longer serve as sub-adviser to the Funds, but would continue to serve as the index provider to each underlying index that each Fund currently seeks to track.

After careful consideration, the Board has approved, on behalf of each Fund, the proposed New Advisory Agreement, and recommends that you vote “FOR” approval of the New Advisory Agreement for each Fund in which you are invested.

The Board is also soliciting shareholders’ recommendation on whether to move the Funds’ listing exchange from NASDAQ to NYSE. Most of the other exchange-traded fund (“ETF”) series of the Trust trade on NYSE, and the Board believes that the Funds and the Adviser could achieve additional cost and management efficiencies by consolidating all of the Trust’s ETF series on NYSE, with no loss of trading volume or liquidity. For these reasons, the Board recommends that you vote “FOR” approval of recommendation that each Fund change its listing exchange to NYSE.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Joint Proxy Statement and cast your vote.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Joint Proxy Statement and have the enclosed proxy card at hand	1)	Read the Joint Proxy Statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

You are encouraged to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote.

You can also vote your shares by attending the Meeting in person. If your Fund shares are held in “street name” by your broker-dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call our proxy solicitor at (888)-616-2620.

Sincerely,
/s/ William J. Smalley
President

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ETFIS SERIES TRUST I

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT 4:00 P.M., EASTERN TIME, ON JULY 31, 2017. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT WWW.PROXYVOTE.COM OR BY CALLING THE TRUST TOLL-FREE AT (888) 383-0553.

To the Shareholders of the BioShares Biotechnology Products Fund and BioShares Biotechnology Clinical Trials Fund:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) of the BioShares Biotechnology Products Fund and the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), each a series of ETFis Series Trust I (the “Trust”), will be held at the offices of the Trust at 1540 Broadway, 16th Floor, New York, NY 10036, at 4:00 p.m., Eastern time, on July 31, 2017. The purpose of the Meeting is to consider and vote on the following matters:

1.	With Respect to Both Funds: To approve an Amended and Restated Investment Advisory Agreement by and between the Trust, on behalf of each Fund, and Virtus ETF Advisers LLC.
2.	With Respect to Both Funds: To recommend that the Board change the exchange on which the Fund is listed from The NASDAQ Stock Market to NYSE Arca.
3.	Such other matters, if any, as may properly come before the Meeting and any adjournments of the Meeting.

Shareholders of record of each Fund as of the close of business on May 30, 2017 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Joint Proxy Statement and proxy card solicited by the Trust are included herewith.

PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.1

By order of the Board of Trustees,

William J. Smalley

President, ETFis Series Trust I

Dated: June 20, 2017

1     If your Fund shares are held in “street name” by your broker-dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person.

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Important Information to Help You Understand the Proposals

You should carefully read the entire text of the Joint Proxy Statement. We have provided you with a brief overview of the Joint Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q: What is happening? Why did I get this package of materials?

A: You are receiving the enclosed Joint Proxy Statement as a holder of shares of the BioShares Biotechnology Products Fund or the BioShares Biotechnology Clinical Trials Fund (each a “Fund” and collectively, the “Funds”), each a series of the ETFis Series Trust I (the “Trust”), in connection with a Joint Special Meeting of Shareholders of the Funds (the “Meeting”) scheduled to be held at 4:00 p.m., Eastern time, on July 31, 2017. All holders of Fund shares as of the close of business on May 30, 2017 (the “Record Date”) are entitled to attend and vote at the Meeting.

Q: What am I being asked to vote on?

A: With respect to each Fund, you are being asked to approve an Amended and Restated Investment Advisory Agreement (the “New Advisory Agreement”) by and between Virtus ETF Advisers LLC (the “Adviser”) and the Trust (the “Adviser Proposal”). You are also being asked with respect to each Fund to vote on whether to recommend that the Board change the exchange on which each Fund is listed from The NASDAQ Stock Market (“NASDAQ”) to NYSE Arca (“NYSE”) (the “Exchange Proposal” and, with the Adviser Proposal, each a “Proposal,” and collectively the “Proposals”).

Q. How does the Board of Trustees of the Trust (the “Board” or the “Board of Trustees”) recommend that I vote with respect to the Proposals?

A: After careful consideration of the Proposals, the Board of Trustees, including each of its independent trustees, recommends that you vote FOR each Proposal.

Q: Why am I being asked to vote on the New Advisory Agreement?

A: LifeSci Index Partners, LLC (“LifeSci”) currently serves as each Fund’s sub-adviser, and is currently responsible for the day-to-day management of each Fund’s portfolio. The Adviser and LifeSci have proposed to the Board a restructuring of the Funds’ investment advisory arrangements, in which the Adviser would perform all activities and responsibilities currently being performed by LifeSci, including the day-to-day management of the Funds’ portfolios, at a lower overall management fee rate than is currently being paid by the Funds. LifeSci would no longer serve as sub-adviser to the Funds, but would continue to serve as the index provider to each underlying index that each Fund currently seeks to track. The Investment Company Act of 1940 requires that these kind of changes to an investment advisory agreement be approved by shareholders.

Q: Will approval of the New Advisory Agreement lower the total aggregate fees payable by my Fund under the current advisory and sub-advisory agreements?

A: Yes. Under the New Advisory Agreement, the unified fee payable by each Fund will decline from 0.85% to 0.79%. As a result, if a Fund’s shareholders approve the Adviser Proposal, that Fund’s total aggregate fees will decline.

Q: Does the Board of Trustees recommend that shareholders vote to approve the New Advisory Agreement?

A: Yes, the Board of Trustees unanimously recommends that the shareholders of each Fund vote to approve the New Advisory Agreement for their Fund. The various factors the Board of Trustees considered in making this determination are described in the Joint Proxy Statement.

Q: When would the New Advisory Agreement take effect?

A: If approved by a Fund’s shareholders, the New Advisory Agreement would take effect as to that Fund upon approval of that Fund’s shareholders. In addition, upon shareholder approval of the New Advisory Agreement with respect to a Fund, that Fund’s sub-advisory agreement with LifeSci will terminate.

Q: How will the New Advisory Agreement affect shareholders of the Funds?

A: Because the overall unified fee payable by the Funds under the current investment advisory and sub-advisory agreements will decline from an annual rate of 0.85% of each Fund’s average daily net assets to 0.79% under the New Advisory Agreement, each Fund will realize lower ongoing expenses. Under the New Advisory Agreement, the Adviser will perform all activities and responsibilities currently being performed by LifeSci, including the day-to-day management of each Fund’s portfolio. LifeSci will continue to be the index provider for each Fund’s respective underlying index. Accordingly, neither Fund expects the New Advisory Agreement to result in any material differences between the nature and quality of the portfolio management services to be provided to the Funds. Shareholders should note, however, that because the Funds will no longer be considered “self-indexing” ETFs, if the New Advisory Agreement is approved and adopted, the Funds will no longer be required to post on the Funds’ website each day their respective portfolio holdings that will form the basis for the net asset value calculation at the end of the next business day, although either Fund may voluntarily choose to do so.

Q: How will the approval of the New Advisory Agreement change the management of the Funds?

A: Upon the effectiveness of the New Advisory Agreement, the Adviser will be solely responsible the day-to-day management of the Fund’s portfolios, and Matthew Brown and Seth Kadushin, employees of the Adviser, will become responsible for the current day-to-day management of each Fund’s portfolio. Biographical information about each of these portfolio managers is included in the Joint Proxy Statement.

Q: What happens if the Adviser Proposal is not approved?

A: If the New Advisory Agreement is not approved with respect to a Fund, the Board will consider what further action it believes appropriate for each Fund, which may include continuing the Fund’s investment management operations under its current arrangements or terminating the Fund. If the New Advisory Agreement is approved for only one Fund, that New Advisory Agreement will go into effect upon approval by shareholders of that Fund.

Q: Why am I being asked to vote on the Recommendation Proposal?

A: The Board is soliciting shareholders’ recommendation on whether to move the Funds’ listing exchange from NASDAQ to NYSE. Most of the other exchange-traded fund (“ETF”) series of the Trust trade on NYSE, and the Board believes that the Funds and the Adviser could achieve additional cost and management efficiencies by consolidating all of the Trust’s ETF series on NYSE, with no loss of trading volume or liquidity. For these reasons, the Board recommends that you vote “FOR” approval of recommendation that each Fund change its listing exchange to NYSE.

Q: Who is eligible to vote?

A: Shareholders of record of each Fund at the close of business on May 30, 2017 are entitled to be present and to vote at the Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each Proposal presented at the Meeting for that Fund.

Q: How do I ensure that my vote is accurately recorded?

A: You may vote by telephone or Internet, or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate, and if you do not specify a vote, the proxy will be voted FOR the Proposal. You may also attend the Meeting and vote in person. If your Fund shares are held in “street name” by your broker-dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person.

Q: May I revoke my proxy?

A: You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting. If your Fund shares are held in “street name” by your broker-dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person.

Q: What will happen if there are not enough votes to have the Meeting, or to pass a Proposal at the Meeting?

A: It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly in order to be received in time to be presented at the Meeting. You may be contacted by officers of the Trust or the Adviser, or by a proxy solicitor, who will remind you to vote your shares. If a Fund has not received sufficient votes to have a quorum at the Meeting or has not received enough votes to approve a Proposal for a Fund, then the Meeting may be adjourned with respect to that Fund to a later date so the Fund can continue to seek more votes.

Q: Who will pay for the proxy solicitation?

A: LifeSci will assume all costs, fees and expenses incurred by the Funds in connection with the proxy solicitation, including proxy solicitor fees, legal and accounting fees, and other costs associated with the solicitation of proxies with respect to the Proposal. The Funds will not bear any of these costs.

Q: Whom should I call for additional information about the Joint Proxy Statement?

A: If you have any questions regarding the Joint Proxy Statement or completing and returning your proxy card, you can call our proxy solicitor at (888)-616-2620.

ETFIS SERIES TRUST I

JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 31, 2017

Joint Proxy Statement

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of ETFis Series Trust I, a Delaware statutory trust (the “Trust”) of proxies for use at the Joint Special Meeting of Shareholders (the “Meeting”) of the BioShares Biotechnology Products Fund (the “Products Fund”) and the BioShares Biotechnology Clinical Trials Fund (the “Clinical Trials Fund”) (each of the Products Fund and Clinical Trials Fund is referred to in this Joint Proxy Statement as a “Fund” and collectively as the “Funds”), each a series of the Trust, or at any adjournment thereof. The principal address of the Trust is 1540 Broadway, New York, New York 10036. This Joint Proxy Statement and form of proxy were first mailed to shareholders on or about June 21, 2017.

The Meeting is being held for the purpose of considering: (1) the approval of an Amended and Restated Investment Advisory Agreement (the “New Advisory Agreement”) by and between Virtus ETF Advisers LLC (the “Adviser”) and the Trust, on behalf of each Fund (the “Adviser Proposal”); and (2) whether to recommend that the Board change the exchange on which each Fund is listed from The NASDAQ Stock Market (“NASDAQ”) to NYSE Arca (“NYSE”) (the “Exchange Proposal” and, with the Adviser Proposal, each a “Proposal,” and collectively the “Proposals”). The Board unanimously recommends that shareholders vote “FOR” each proposal.

Shareholders of record of each Fund as of the close of business on May 30, 2017 will be entitled to notice of and to vote at the Meeting or any adjournment thereof.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a Proposal will be voted “FOR” the Proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting. If your Fund shares are held in “street name” by your broker-dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by each Fund’s shareholders.

Proposal 1:	To approve AN AMENDED AND RESTATED Advisory Agreement by and between the Trust, on behalf of EACH Fund, and Virtus ETF Advisers LLC

Background. Currently, LifeSci is responsible for the day-to-day management of each Fund’s portfolio in accordance with the Fund’s stated investment objective, strategies and policies, subject to the oversight and supervision of the Adviser and the Board. LifeSci makes day-to-day investment decisions for each Fund and selects broker-dealers for executing portfolio transactions, subject to oversight by the Adviser and the Board.

Pursuant to the sub-advisory agreements with LifeSci (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”), LifeSci receives monthly compensation from each Fund at the annual rate of 0.85% of the Fund’s average daily net assets. LifeSci’s fee is structured as a “unified fee.” Therefore, in consideration of the fees paid by each Fund to LifeSci, LifeSci has agreed to pay all expenses of the Funds (including the Adviser’s fee), except LifeSci’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any Rule 12b-1 plan adopted by the Funds, and other non-routine and extraordinary expenses of the Funds.

The Adviser and LifeSci have proposed to the Board a restructuring of the Funds’ investment advisory arrangements that would involve the Adviser performing all activities and responsibilities currently being performed by LifeSci, including the day-to-day management of the Funds’ portfolios, at a lower fee rate than is currently being paid to LifeSci. Upon shareholder approval of the New Advisory Agreement for a Fund, LifeSci would no longer serve as Sub-Adviser to the Funds, have no further role in the management of the Funds’ assets, and would only serve as the index provider (“Index Provider”) to each underlying index that each Fund currently seeks to track (individually, an “Index” and collectively, the “Indices”) pursuant to an index licensing agreement with the Adviser. The Adviser would, in turn, sub-license the use of the Indices to the Funds at no charge. Shareholders should note, however, that because the Funds will no longer be considered “self-indexing” ETFs, if the New Advisory Agreement is approved and adopted, the Funds will no longer be required to post on the Funds’ website each day their respective portfolio holdings that will form the basis for the net asset value calculation at the end of the next business day, although either Fund may voluntarily choose to do so.

Accordingly, the Adviser proposes that the existing investment advisory agreement by and between the Trust, on behalf of each Fund, and the Adviser (the “Current Advisory Agreement”) be amended and restated as the New Advisory Agreement, to provide that each Fund pay directly to the Adviser an annual unified fee at the rate of 0.79% of the Fund’s average daily net assets. In consideration of the fees to be paid by each Fund to the Adviser under the New Advisory Agreement, the Adviser will agree to pay all ordinary operating expenses of the Funds, except the Adviser’s fee under the New Advisory Agreement; payments under any Rule 12b-1 plan adopted by the Funds; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Funds.

Under Section 15(a) of the Investment Company Act of 1940 (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act) of a fund must approve any written contract with the fund’s investment adviser to serve or act as investment adviser to the fund. Because the proposed amendment and restatement of the Current Advisory Agreement would change material terms of the Agreement with respect to each Fund, a “majority of the outstanding voting securities” of each Fund must approve the New Advisory Agreement for their respective Fund.

The form of the proposed Amended and Restated Advisory Agreement is attached as Exhibit A. The descriptions of the Amended and Restated Advisory Agreement set forth in this Joint Proxy Statement are qualified in their entirety by reference to Exhibit A.

After careful consideration, the Board has approved, on behalf of each Fund, the proposed New Advisory Agreement, and recommends that each Fund’s shareholders vote “FOR” approval of the New Advisory Agreement.

Current Advisory Agreement. The Current Advisory Agreement is dated as of June 12, 2015. The Current Advisory Agreement was approved by each Fund’s shareholders on June 12, 2015 and was most recently re-approved by the Board, including a majority of the members of the Board (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act, of the Trust (the “Independent Trustees”), on February 8, 2017.

Pursuant to the Current Advisory Agreement, the Adviser currently receives a monthly fee at the annual rate of 0.075% of each Fund’s average daily net assets, subject to an aggregate minimum annual fee of $25,000 for each Fund; provided however, that during periods when LifeSci serves as sub-adviser for more than one series of the Trust, the aggregate minimum fee for both Funds is reduced to $35,000 per year. LifeSci pays the Adviser’s fee out of LifeSci’s fee, pursuant to LifeSci’s unified fee arrangement with the Funds, as described below. For the fiscal year ended October 31, 2016, LifeSci paid the Adviser fees equal to an annual rate of 0.075%, for the Products Fund, and 0.1275%, for the Clinical Trials Fund, of the Fund’s average annual net assets. During the fiscal year ended October 31, 2016, LifeSci paid the Adviser advisory fees of $15,633 and $25,000 on behalf of the Products Fund and the Clinical Trials Fund, respectively.

On May 17, 2017, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement with respect to each Fund and approved its submission to the Funds’ shareholders for approval.

Sub-Advisory Agreements. Each Sub-Advisory Agreement is dated as of June 12, 2015. Each Sub-Advisory Agreement was approved by the respective Fund’s shareholders on June 12, 2015 and was most recently re-approved by the Board, including a majority of the Independent Trustees, on February 8, 2017.

LifeSci currently receives monthly compensation from each Fund at the annual rate of 0.85% of each Fund’s average daily net assets. LifeSci’s fee is structured as a “unified fee.” Therefore, in consideration of the fees paid by each Fund to LifeSci, LifeSci has agreed to pay all expenses of the Funds (including the Adviser’s fees), except LifeSci’s fee, brokerage expenses, taxes, interest, litigation expenses, payments under any Rule 12b-1 plan adopted by the Funds, and other non-routine and extraordinary expenses of the Funds. Each Fund paid LifeSci fees equal to an annual rate of 0.85% of the Fund’s average annual net assets for the fiscal year ended October 31, 2016. During the fiscal year ended October 31, 2016, the Products Fund and the Clinical Trials Fund paid LifeSci sub-advisory fees of $177,145 and $166,692, respectively. LifeSci pays to the Adviser a monthly fee at the annual rate of 0.075% of each Fund’s average daily net assets, subject to an aggregate minimum annual fee of $35,000 (or $25,000 if only one Fund is being managed by the Adviser).

New Advisory Agreement. The New Advisory Agreement will provide that the Adviser will be responsible for all ordinary operating expenses of the Funds, except the Adviser’s fee under the New Advisory Agreement; payments under any Rule 12b-1 plan adopted by the Funds; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Funds, pursuant to a unified fee arrangement.

Under the New Advisory Agreement, the Adviser will receive a fee directly from each Fund, computed and accrued daily and paid monthly, at an annual rate of 0.79% of the Fund’s average daily net assets. Although this fee is higher than the fee for each Fund that the Adviser currently receives from LifeSci (as described above), the advisory fee payable under the New Advisory Agreement compensates the Adviser for paying each Fund’s ordinary operating expenses under the unified fee arrangement and managing each Fund’s portfolio on a day-to-day basis, both of which are currently assumed by LifeSci. In addition, the fee payable by each Fund to the Adviser under the New Advisory Agreement (an annual rate of 0.79% of the Fund’s average daily net assets) is lower than the unified fee that each Fund currently pays to LifeSci (an annual rate of 0.85% of average daily net assets) for the same services and obligations.

Like the Current Advisory Agreement, the New Advisory Agreement requires the Adviser, subject to the supervision of the Board, to regularly provide the Funds with investment research, advice and supervision and furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. Also like the Current Advisory Agreement, the New Advisory Agreement authorizes the Adviser to retain sub-advisers to manage each Fund’s assets. The Adviser presently intends to manage each Fund’s assets directly.

The New Advisory Agreement expressly permits the Adviser to delegate proxy voting authority to a sub-adviser. As is currently required by the Sub-Advisory Agreements, the New Advisory Agreement requires the Adviser to maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities under the Agreement. Apart from these provisions, the New Advisory Agreement is substantially the same as the Current Advisory Agreement in all material respects.

Following the approval of the New Advisory Agreement with respect to a Fund, the Adviser will assign Matthew Brown and Seth Kadushin to be jointly and primarily responsible for the day-to-day management of that Fund’s portfolio. The following is a summary of each portfolio manager’s experience:

Matthew Brown, Portfolio Manager. Matthew Brown serves as Portfolio Manager at the Adviser. Mr. Brown is also executive managing director and chief operating officer at Virtus ETF Solutions LLC (the “Administrator”), an affiliate of the Adviser since 2012. Before founding the Administrator in 2012, he served as director of operations for Factor Advisors from 2010 to 2012. In 2009, Mr. Brown co-founded ETP Resources, a consulting and data services business that continues to grow and serve the ETF industry. From 2008 to 2009, he headed U.S. operations and served as chief compliance officer for U.K.-based issuer SPA/London & Capital. Mr. Brown earned a B.A. in Economics from Boston College.

Seth Kadushin, Portfolio Manager.  Seth Kadushin serves as Portfolio Manager at the Adviser. Mr. Kadushin has also served as director of capital markets at the Administrator since 2013.  Prior to joining the Administrator, Mr. Kadushin worked at Euromoney Institutional Investor, Plc where he developed large scale investment management programs focusing on Exchange Traded Instruments and Alternate Investment Strategies.  From 2011 through 2012 Mr. Kadushin worked at Wedbush Securities as an Options Desk Strategist. Mr. Kadushin worked at RBS Securities as Head Program Trader from 2009 through 2011. Prior to 2009, Mr. Kadushin held senior level positions at Lehman Brothers and Bear Sterns (J.P. Morgan), where he was a member of the firm’s Cross Asset Policy Committee charged with instituting their equity trading division’s guidelines.  Mr. Kadushin holds a BBA in Finance from Emory University. He achieved his Master’s in Business from Fordham University with a concentration in Information Systems.

Current and Pro Forma Operating Expenses of the Funds

The tables and examples below are intended to illustrate the expected impact of the New Advisory Agreement on each Fund’s fees and expenses.

The expense tables below compare the total annual operating expenses of the Funds for the fiscal year ended October 31, 2016 to pro forma estimates of the Funds’ total annual operating expenses assuming that the New

Advisory Agreement had been in place for the fiscal year ended October 31, 2016. Most investors will incur customary brokerage commissions when buying or selling shares of the Funds, which are not reflected in the table or expense example set forth below.

The examples are for comparison only and “pro forma” estimates do not represent the Funds’ actual or future expenses. Pro forma expenses should not be considered an actual representation of future expenses.

BioShares Biotechnology Products Fund

	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment):	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%[1]	0.79%[2]
Total Annual Fund Operating Expenses	0.85%	0.79%

(1)	The management fee is structured as a “unified fee”, out of which the Products Fund’s sub-adviser pays all routine expenses of the Products Fund, except for the management fee paid to the Products Fund’s sub-adviser, payments under a 12b-1 plan (if any); taxes; brokerage expenses; interest; litigation expenses; and other non-routine and extraordinary expenses of the Products Fund, each of which is paid by the Products Fund.
(2)	The proposed management fee for the Products Fund is structured as a “unified fee,” out of which the Adviser pays all of the ordinary operating expenses of the Products Fund, except for the management fee paid to the Adviser; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Products Fund; each of which is paid by the Products Fund.

Expense Example. This example is intended to help you compare the cost of investing in the Products Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Products Fund.

The example assumes that you invest $10,000 in the Products Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Products Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Products Fund	$87	$271	$471	$1,049
Pro forma	$83	$259	$451	$1,004

BioShares Biotechnology Clinical Trials Fund

	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment):	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%[1]	0.79%[2]
Total Annual Fund Operating Expenses	0.85%	0.79%

(1)	The management fee is structured as a “unified fee”, out of which the Clinical Trials Fund’s sub-adviser pays all routine expenses of the Clinical Trials Fund, except for the management fee paid to the Clinical Trials Fund’s sub-adviser, payments under any 12b-1 plan; taxes s; brokerage expenses; interest; litigation expenses; and other non-routine and extraordinary expenses of the Clinical Trials Fund, each of which is paid by the Clinical Trials Fund.
(2)	The proposed management fee for the Clinical Trials Fund is structured as a “unified fee,” out of which the Adviser pays all of the ordinary operating expenses of the Clinical Trials Fund, except for the management fee paid to the Adviser; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Clinical Trials Fund; each of which is paid by the Clinical Trials Fund.

Expense Example. This example is intended to help you compare the cost of investing in the Clinical Trials Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Clinical Trials Fund.

The example assumes that you invest $10,000 in the Clinical Trials Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Clinical Trials Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Clinical Trials Fund	$87	$271	$471	$1,049
Pro forma	$83	$259	$451	$1,004

Evaluation by the Board of Trustees

The Investment Company Act requires that the Board of Trustees, including the Trustees who are not “interested persons” of the Adviser or LifeSci (“Independent Trustees”), review each Fund’s advisory contracts and consider whether to approve them and recommend that shareholders of each Fund approve them. At an in-person meeting on May 17, 2017, the Board considered and reviewed the approval of the New Advisory Agreement.

The Board had previously considered and reviewed the approval of the Current Advisory Agreement at an in-person meeting on February 8, 2017. A discussion regarding the basis for the Board’s most recent approval of the Current Advisory Agreement and Sub-Advisory Agreements for the Funds will be available in the Funds’ semi-annual report for the fiscal period ended April 30, 2017. You may obtain a copy of the Funds’ annual and semi-annual reports, without charge, upon request to the Funds.

In advance of the May 17, 2017 meeting, the Board requested and received detailed information from the Adviser regarding the New Advisory Agreement. In addition, at the May 17, 2017 meeting, representatives of the Adviser made presentations regarding the New Advisory Agreement and its anticipated effects on the Funds and their advisory arrangements. The information requested and received by the Board, among other information, included the following:

•	Information regarding the financial resources of the Adviser’s capital structure, including confirmation that the Adviser would be able to provide substantially the same nature, extent, and quality of investment advisory services to the Funds that are currently provided by LifeSci;
•	Information regarding the Adviser’s experience in the asset management industry and with respect to registered investment companies, in particular; and
•	Information regarding the portfolio managers to which the Adviser intends to assign the day-to-day management of each Fund’s portfolio.

After reviewing and considering such information and materials as they deemed necessary, and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement to each Fund’s shareholders.

In determining whether to approve the New Advisory Agreement, the Trustees considered the best interests of each Fund separately. With respect to the Funds, the Board considered its review of the information received in connection with its February 8, 2017 meeting, at which it had engaged in the same evaluation process of the Funds’ Current Advisory Agreement as is now required with respect to the New Advisory Agreement. The Adviser represented to the Board that there had been no material changes or developments relating to it since the February 8, 2017 approval of the Current Advisory Agreement, other than changes subsequently reported to the Board.

The Board considered, among other things: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the performance of the Funds; (3) the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund, as well as fee rates charged by the Adviser and other advisers for comparable strategies; (4) the extent to which economies of scale may be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) other benefits to be derived by the Adviser from its relationship with the Fund. Throughout their deliberations, the Trustees were assisted and advised by independent counsel, who provided the Board with a memorandum regarding its responsibilities with respect to the approval of the Amended and Restated Advisory Agreement.

Nature, Extent and Quality of Services. With respect to the approval of the New Advisory Agreement for each Fund, the Board considered the Adviser’s ability to assume responsibility for the day-to-day management of the Fund’s portfolio. The Board considered the qualifications and past investment experience of the proposed portfolio managers for each Fund. The Board noted that the Adviser would have access to the same trading facilities as its other affiliated Virtus investment advisers.

Based on the foregoing information, the Board concluded that the nature, extent, and quality of the management and advisory services to be provided by the Adviser were appropriate for each Fund and substantially the same as the services currently provided by LifeSci, and thus, determined to approve the New Advisory Agreement with respect to each Fund.

Investment Performance. The Board considered comparative information regarding each Fund’s investment performance in connection with the approval of the New Advisory Agreement. The Board reviewed each Fund’s historical total return performance versus that if its underlying index. In this regard, among other things, the Board noted that each Fund only had a short operating history to date and initially had a relatively smaller asset base, but was currently performing consistently with its respective underlying index. The Board also noted that the Adviser expressed general satisfaction with the performance of each Fund, including trading activity in the Funds’ shares.

Cost of Services and Projected Profits of the Adviser with respect to the Funds. In analyzing the cost of services and profitability of the Adviser by Fund, the Board considered that although the Adviser would receive a higher advisory fee under the New Advisory Agreement, the Adviser would incur correspondingly higher costs, as it would assume payment of each Fund’s ordinary operating expenses under the unified fee arrangement and day-to-day management of each Fund’s portfolio. Further, the Board noted that the aggregate advisory fee payable by the Funds under the New Advisory Agreement would be lower than the fee currently paid under the Sub-Advisory Agreements. Based on the foregoing information, the Board concluded that the profitability levels would be reasonable in light of the services to be performed by the Adviser.

Economies of Scale. The Board considered that each Fund had a relatively short operating history and remained relatively small. Accordingly, the Board determined that economies of scale were not a material factor at this time in its approval of the New Advisory Agreement.

Other Benefits Derived by the Adviser from its Relationship with the Funds. The Board considered material “fall-out” or ancillary benefits that accrue to the Adviser as a result of its relationship with each Fund (other than the advisory fee). The Board noted that ETF Distributors LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter for the Funds, and that the Administrator, also an affiliate of the Adviser, serves as the operational administrator for the Funds. The Board noted that the Distributor is paid separately by the Adviser, and that the payments to the Administrator will be paid by the Adviser through the unified fee under the New Advisory Agreement. The Board considered that the association of the Distributor and the Administrator with the Funds could result in non-quantifiable reputational benefits for those entities. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the New Advisory Agreement.

Following its consideration of all of the foregoing, the Board of Trustees unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by shareholders of each Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and recommend approval to the Fund’s shareholders. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the New Advisory Agreement was in the best interests of each Fund and its shareholders.

Shareholder Approval

To become effective with respect to a Fund, the vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund is required for approval of the New Advisory Agreement. The vote of a “majority of the outstanding voting securities” of a Fund means the vote of the lesser of: (1) 67% or more of the shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes2 will be deemed to be present or represented by proxy, and will have the same effect as shares voted against the Proposal.

If approved by a Fund’s shareholders, the New Advisory Agreement would take effect as to that Fund upon approval of that Fund’s shareholders. In addition, upon shareholder approval of the New Advisory Agreement with respect to a Fund, that Fund’s sub-advisory agreement with LifeSci will terminate. If the New Advisory Agreement is approved for only one Fund, that New Advisory Agreement will go into effect upon approval by shareholders of that Fund. If the New Advisory Agreement is not approved with respect to a Fund, the Board will consider what further action it believes appropriate for each Fund, which may include continuing the Fund’s investment management operations under its current arrangements or terminating the Fund.

The Board of Trustees recommends that shareholders of each Fund vote FOR the New Advisory Agreement.

Proposal 2:	To recommend that the Board change the exchange on which the Fund is LISTED from The NASDAQ Stock Market to NYSE Arca

The Board is soliciting shareholders’ recommendation on whether to move the Funds’ listing exchange from NASDAQ to NYSE. Most of the other ETF series of the Trust trade on NYSE. Consolidating all of the Trust’s ETF series on NYSE would allow management to monitor for compliance with a single set of exchange rules, and would streamline communications regarding the Trust’s ETFs with a single exchange. The other ETF series of the Trust that are listed on NYSE have experienced trading volume and liquidity that compares favorably with the Funds’ experience on NASDAQ. Accordingly, the Board believes that the Funds and the Adviser could achieve additional cost and management efficiencies by consolidating all of the Trust’s ETF series on NYSE, with no anticipated loss of trading volume or liquidity. For these reasons, the Board recommends that you vote “FOR” approval of recommendation that each Fund change its listing exchange to NYSE.

The Board is not required to obtain shareholder approval in order to move the Funds’ listing exchange from NASDAQ to NYSE. Rather, the Board is seeking input from the Funds’ shareholders to guide it in making its determination whether to approve a change in the Funds’ listing exchange. The Board may or may not seek the recommendation of shareholders for similar determinations in the future. Moreover, while the Board will give substantial weight to the preferences expressed by each Fund’s shareholders in this Recommendation Proposal, the Board may nonetheless conclude that it is in the best long-term interest of a Fund and its shareholders to take action contrary to the shareholder preferences expressed in this Recommendation Proposal.

Shareholder Approval

Approval of the Recommendation Proposal requires the affirmative vote of the shareholders representing a majority of votes cast at the Meeting, assuming a quorum is present. For purposes of determining the approval of the Recommendation Proposal, abstentions and broker non-votes (if any)3 will be deemed to be present or represented by proxy, but will not be considered to be “votes cast,” and therefore will have no effect on the outcome of the Proposal.

The Board of Trustees recommends that shareholders of each Fund vote FOR the Recommendation Proposal.

2     “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Broker non-votes only arise where both a discretionary and a non-discretionary proposal appear on the ballot. Because under the Rules of the NYSE voting on the Adviser Proposal is expected to be considered non-discretionary, but voting on the Recommendation Proposal is expected to be considered discretionary, the Trust anticipates that broker non-votes will be received in connection with the Adviser Proposal.

3     The Trust expects that the Recommendation Proposal will be considered a “discretionary” or “routine” vote under the Rules of the NYSE, and therefore brokers and other financial intermediaries will be permitted to vote their clients’ shares for which voting instructions have not been received in the discretion of the broker or financial intermediary. Accordingly, the Trust does not expect to receive any broker non-votes with respect to the Recommendation Proposal. See footnote 2, supra. However, the Recommendation Proposal is expected to result in broker non-votes in connection with the Adviser Proposal, where broker non-votes will be deemed to be present or represented by proxy, and will have the same effect as shares voted against the Proposal.

Additional Information Regarding Shareholders and Voting Requirements

Record Date. The Board of Trustees has fixed the close of business on May 30, 2017 (the “Record Date”) as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares, if any.

Outstanding Fund Shares. As of Record Date, there were the following shares of beneficial interest of the Funds outstanding:

Fund	Shares Outstanding
BioShares Biotechnology Products Fund	1,100,000
BioShares Biotechnology Clinical Trials Fund	1,000,000

On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

5% Shareholders. As of the Record Date, according to information available to the Trust, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of a Fund. Except as noted below, the Trust has no knowledge of beneficial ownership.

BioShares Biotechnology Products Fund

Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percentage Ownership
National Financial Services Corporation One Liberty Street New York, NY 10281	275,902	27.59%
RBC Capital Markets LLC 510 Marquette Street Suite 900 Minneapolis, MN 55402	166,750	16.68%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	106,541	10.65%
AmeriTrade Inc. 1005 North Ameritrade Place Bellevue, NE 68005	86,544	8.65%
Linsco/Private Ledger Corporation 9785 Towne Center Drive San Diego, CA 92121	62,352	6.24%
Merrill Lynch, Pierce, Fenner & Smith 4 Corporate Place Piscataway, NJ 08854	58,240	5.82%

BioShares Biotechnology Clinical Trials Fund

Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percentage Ownership
National Financial Services Corporation*	335,242	30.48%
Merrill Lynch, Pierce, Fenner & Smith*	100,046	9.10%
Charles Schwab & Co., Inc.*	87,337	7.94%
AmeriTrade Inc.*	57,756	5.25%

* See address noted above.

Quorum and Adjournment. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of a Fund entitled to vote and present in person or by proxy at the Meeting shall constitute a quorum for that Fund. For the purposes of establishing whether a quorum is present, all Fund shares present and entitled to vote, including abstentions and broker non-votes, shall be counted. Because under the Rules of the NYSE voting on the Adviser Proposal is expected to be considered non-discretionary, but voting on the Recommendation Proposal is expected to be considered discretionary, the Trust anticipates receiving broker non-votes.

If a quorum is not present for a Fund at the Meeting, the Meeting may be adjourned with respect to one or more Proposals for that Fund by the chair of the Meeting, without further notice, to a time and place designated at the Meeting. If a quorum is present for a Fund at the Meeting, the Meeting for the Fund may be adjourned by motion of the chair of the Meeting with respect to one or both Proposals for that Fund, without further notice, to a time and place designated at the Meeting, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the Proposal adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the persons named as proxies, be voted in favor of such an adjournment.

The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the Fund or its officers, as applicable, will adhere to the guidelines as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”). Pursuant to the 1973 Release, the persons named as proxies and/or the officers of the Fund will weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies, and will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

Other Business. The persons named as proxies have no present intention of bringing any other matter before the Meeting other than the Proposals specifically referred to above, or matters in connection with or for the purpose of effecting the same, including adjournments of the Meeting. Neither the persons named as proxies nor the Board are aware of any matters that may be presented by others. If any other business shall properly come before the Meeting, the persons named as proxies intend to vote their proxies in their best judgment.

Additional Information Regarding The Operation Of The Funds

Investment Adviser

The Funds’ Adviser is Virtus ETF Advisers LLC, located at 1540 Broadway, New York, New York 10036. The Adviser was organized as a Delaware limited liability company in August 2013 and, since April 2015, has been a majority-owned subsidiary of Virtus Partners, Inc., a wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of December 31, 2016, on a collective basis, Virtus-affiliated registered investment advisers manage approximately $45.4 billion in assets. The Adviser also serves as investment adviser to each other series of the Trust and Virtus ETF Trust II, an open end management investment company registered with the SEC.

The following is a list of the current executive officers of the Adviser, and their current positions with the Funds, if any:

Name	Position with the Adviser	Position with the Funds
William J. Smalley	Managing Director	Trustee, President and Chief Executive Officer
Brinton W. Frith	President	Treasurer and Chief Financial Officer
Matthew B. Brown	Chief Operating Officer	Portfolio Manager*
Chetram Persaud	Chief Compliance Officer	None

* Mr. Brown will become a Portfolio Manager of the Fund if the Adviser Proposal is approved.

The address for each of the aforementioned officers is 1540 Broadway, New York, New York 10036.

Investment Sub-Adviser

LifeSci Index Partners. LifeSci Index Partners, LLC, 250 West 55th Street, Suite 16B, New York, NY 10019, currently serves as the investment sub-adviser to the each of the Funds. LifeSci is controlled by its principals, Paul Yook, its Managing Member and Founder, Andrew McDonald, its Chief Executive Officer and Co-Founder, and Michael Rice, its Co-Founder.

The following is a list of the current directors and executive officers of LifeSci, and their current positions with the BioShares Funds, if any:

Name	Position with LifeSci	Position with the Funds
Paul Yook	Founder & Managing Member	Portfolio Manager
Andrew McDonald	Co-Founder & CEO	Portfolio Manager
Michael Rice	Co-Founder	None
Myles Blechner	Chief Compliance Officer	None

Upon shareholder approval of the New Advisory Agreement with respect to a Fund, that Fund’s Sub-Advisory Agreement will terminate.

Principal Underwriter

The Distributor, an affiliate of the Adviser located at 1540 Broadway, New York, NY 10036, serves as each Fund’s principal underwriter. Shares of each Fund are continuously offered for sale by the Trust through the Distributor only in whole Creation Units. The Distributor also acts as an agent for the Trust.

Administration and Other Services

The Administrator, an affiliate of the Adviser located at 1540 Broadway, New York, New York 10036, serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

The Bank of New York Mellon (“BNY Mellon”), located at 101 Barclay Street, New York, New York 10007,, serves as accounting administrator for each Fund. BNY Mellon provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Funds. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Annual and Semiannual Reports

The Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at (888) 383-0553 or write to ETFis Series Trust I at 1540 Broadway, New York, New York 10036. The annual and semi-annual reports for the Funds are available for download at www.BioShares.com.

Other Matters

Solicitation of Proxies

The Trust has engaged The Proxy Advisory Group, LLC (“PAG”), to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $15,000 in total.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust or by PAG, without cost to the Funds. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. LifeSci will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

Shareholder Proposals

As a Delaware trust, the Trust does not intend, and is not required, to hold annual meetings of shareholders, except under certain limited circumstances. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder Proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the

Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposal should be sent to ETFis Series Trust I at 1540 Broadway, New York, New York 10036.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth above. All communications will be forwarded directly to the Board or the individual Trustee.

Proxy Delivery

The Trust may only send one Joint Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. Each Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the Joint Proxy Statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing a Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the Joint Proxy Statement or annual report at no charge, or to make any of the aforementioned requests, write to ETFis Series Trust I, 1540 Broadway, New York, New York 10036, call the Trust toll-free at (888) 383-0553, email the Adviser at info@etfis.com, or go to www.proxyvote.com.

By Order of the Board of Trustees,

Kevin J. Carr, Secretary
Date: June 20, 2017

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

Exhibit A

Form of Proposed Amended and Restated Advisory Agreement

Amended and Restated

ADVISORY AGREEMENT

ADVISORY AGREEMENT made as of this ___ day of ____, 2017, by and between ETFIS SERIES TRUST I (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Virtus ETF Advisers LLC, a Delaware limited liability company with its principal place of business at 1540 Broadway, New York, NY 10036 (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth; and

WHEREAS, this Agreement was originally entered into on June 12, 2015, and is amended and restated hereby as of _______, 2017.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1. The Adviser’s Services.

(a)     Discretionary Investment Management Services.  The Adviser shall act as investment adviser with respect to each Fund.  In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund.  The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect.  To carry out such obligations, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)     Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers (each, a “Sub-Adviser”, and together, the “Sub-Advisers”), including an affiliated person (as defined under the 1940 Act) of the Adviser, for each of the Funds to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of each Sub-Adviser, and the retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any Sub-Adviser shall be registered as an investment adviser and in good standing with the U.S. Securities and Exchange Commission and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees (each a “Sub-Advisory Agreement”) and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. Each Fund will compensate the Sub-Adviser for its services to the Fund in accordance with the terms and conditions of the applicable Sub-Advisory Agreement.

(c)     Compliance.  The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser.  The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser.  In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company, unless otherwise directed by the Board.  The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(d)     Proxy Voting.  The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser.  So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities; provided, however, that the Adviser may, under the direction of the Board, delegate such authority to the Sub-Adviser for any Fund.  The Adviser shall, or shall cause a Sub-Adviser to (as applicable), carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust.  The Adviser shall, or shall cause a Sub-Adviser to (as applicable), provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law.  Any such delegation of proxy voting responsibility to the Adviser or a Sub-Adviser may be revoked or modified by the Board at any time.

(e)     Recordkeeping.  The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”).  The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

The Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

(f)     Holdings Information and Pricing.  The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose.  The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(g)     Cooperation with Agents of the Trust.  The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, provide such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2. Code of Ethics.  The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust.  The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time.  Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust.  The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser.  The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

3.  Information and Reporting.  The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)     Notification of Breach / Compliance Reports.  The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures.  In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code (if applicable), and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach.  Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act.  The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(b)     Board and Filings Information.  The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission.  The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)     Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate.  The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4. Brokerage.

(a)     Principal Transactions.  In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)     Placement of Orders.  The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser.  In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances.  It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof.  Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.

(c)     Aggregated Transactions.  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased.  In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(d)     Affiliated Brokers.  The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to:  (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law.  These brokerage services are not within the scope of the duties of the Adviser under this Agreement.  Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5. Custody.  Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6. Allocation of Charges and Expenses.  The Adviser will bear its own costs of providing services hereunder.

7. Representations, Warranties and Covenants.

(a)     Properly Registered.  The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement.  The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company.  The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)     ADV Disclosure.  The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Trust.  The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)     Fund Disclosure Documents.  The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund  (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)     Insurance.  The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies.  Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(e)     No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(f)     Conflicts.  The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

(g)     Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8. Use of Names.  The Adviser grants to the Trust a sublicense to use the names “ETFis” and “Virtus” (collectively, the “Name”) as part of the name of the Trust or any Fund.  The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name.  The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate.  At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

9. Adviser’s Compensation.  The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof (the “Adviser’s Fee”).  The Adviser’s Fee shall be computed daily and paid not less than monthly in arrears by the Funds.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus.  In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10. Independent Contractor.  In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund.  If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. Assignment.  This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

12. Entire Agreement and Amendments.  This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

13. Duration and Termination.

(a)     This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(b)     The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(c)      The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(d)     This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law.  In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

14. Certain Definitions.  For the purposes of this Agreement:

(a)     “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)     “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15. Liability of the Adviser.  The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

16. Enforceability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17. Limitation of Liability.  The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.  The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware.  Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

18. Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

19. Paragraph Headings.  The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

20.  Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ETFIS SERIES TRUST I,
on behalf of each Fund listed on Schedule A

William J. Smalley, President

VIRTUS ETF ADVISERS LLC

Brinton W. Frith, President

SCHEDULE A

to the

ADVISORY AGREEMENT

between

ETFIS SERIES TRUST I

and

VIRTUS ETF ADVISERS LLC

(As of ____, 2017)

As compensation for the Adviser’s services rendered, the Adviser shall be entitled to a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
BioShares Biotechnology Products Fund	0.79%	*

BioShares Biotechnology Clinical Trials Fund	0.79%	*

 * The management fee for this Fund is structured as a “unified fee,” out of which the Adviser pays all of the ordinary operating expenses of the Fund, except for the fee payment under this Agreement; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

BIOSHARES BIOTECHNOLOGY CLINICAL TRIALS FUND (BBC)

A SERIES OF ETF SERIES TRUST I

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 31, 2017

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

By signing this Proxy Card (reverse side), the undersigned revokes all prior proxies (if any) and hereby appoints William J. Smalley and Brinton Frith, and each of them, with full powers of substitution and revocation, as proxies to vote, as specified on the reverse side, all shares of beneficial interest of BioShares Biotechnology Clinical Trials Fund (BBC) (the “Fund”), a series of ETFis Series Trust I (the “Trust”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Trust to be held at 4:00 p.m., Eastern time, on July 31, 2017 at the offices of the Trust at 1540 Broadway, 16th Floor, New York, NY 10036 and at any adjournments or postponement thereof (such meeting and any adjournments or postponements thereof being referred to as the “Special Meeting”).

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND EACH PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT CURRENTLY CONTEMPLATED AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH PROPOSAL.

(Continued and to be signed on the reverse side)

Ù PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Ù

Important Notice Regarding the Availability of Proxy Materials for the Joint Special

Meeting of Shareholders to be held July 31, 2017

The Proxy Statement is available at:

www.proxyvote.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL

Proposal 1

To approve an Amended and Restated Advisory Agreement by and between the Trust, on behalf of BioShares Biotechnology Clinical Trials Fund (the “Fund”), and Virtus ETF Advisers LLC

         ☐ FOR            ☐ AGAINST        ☐ ABSTAIN

Please mark your votes like this ☒

Proposal 2

To recommend that the Board change the exchange on which the Fund is listed from The NASDAQ Stock Market to NYSE Arca.

☐ FOR ☐ AGAINST ☐ ABSTAIN

I plan on attending the meeting ☐

PLEASE SIGN AND DATE BELOW
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign this proxy exactly as your name or names appear hereon. If shares are held jointly, either joint owner may sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Date:                                                                                           , 2017

Signature

Signature (if held jointly)

CONTROL NUMBER

ÙPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Ù

As a shareholder of BioShares Biotechnology Clinical Trials Fund (BBC), you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return this Proxy Card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the Proxy Card.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.proxyvote.com Have your Proxy Card available when you access the above website. Follow the prompts to vote your share.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888)-616-2620

Use any touch-tone telephone to vote your proxy. Have your Proxy Card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

BIOSHARES BIOTECHNOLOGY PRODUCTS FUND (BBP)

A SERIES OF ETF SERIES TRUST I

PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 31, 2017

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

By signing this Proxy Card (reverse side), the undersigned revokes all prior proxies (if any) and hereby appoints William J. Smalley and Brinton Frith, and each of them, with full powers of substitution and revocation, as proxies to vote, as specified on the reverse side, all shares of beneficial interest of BioShares Biotechnology Products Fund (BBP) (the “Fund”), a series of ETFis Series Trust I (the “Trust”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Trust to be held at 4:00 p.m., Eastern time, on July 31, 2017 at the offices of the Trust at 1540 Broadway, 16th Floor, New York, NY 10036 and at any adjournments or postponement thereof (such meeting and any adjournments or postponements thereof being referred to as the “Special Meeting”).

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND EACH PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT CURRENTLY CONTEMPLATED AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH PROPOSAL.

(Continued and to be signed on the reverse side)

Ù PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Ù

Important Notice Regarding the Availability of Proxy Materials for the Joint Special

Meeting of Shareholders to be held July 31, 2017

The Proxy Statement is available at:

www.proxyvote.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL

Proposal 1

To approve an Amended and Restated Advisory Agreement by and between the Trust, on behalf of BioShares Biotechnology Products Fund (the “Fund”), and Virtus ETF Advisers LLC

         ☐ FOR            ☐ AGAINST                ☐ ABSTAIN

Please mark your votes like this ☒

Proposal 2

To recommend that the Board change the exchange on which the Fund is listed from The NASDAQ Stock Market to NYSE Arca.

☐ FOR ☐ AGAINST ☐ ABSTAIN

I plan on attending the meeting ☐

PLEASE SIGN AND DATE BELOW
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Date:                                                                                           , 2017

Signature

Signature (if held jointly)

CONTROL NUMBER

ÙPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Ù

As a shareholder of BioShares Biotechnology Products Fund (BBC), you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return this Proxy Card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the Proxy Card.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.proxyvote.com Have your Proxy Card available when you access the above website. Follow the prompts to vote your share.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888)-616-2620

Use any touch-tone telephone to vote your proxy. Have your Proxy Card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY